Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of RingCentral, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vladimir Shmunis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 22, 2026	/s/ Vladimir Shmunis
Vladimir Shmunis Chief Executive Officer and Chairman (Principal Executive Officer)